UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): 04/16/2008

AUTHENTEC, INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-33552

DE	59-3521332
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

100 Rialto Place

Suite 400

Melbourne, FL 32901

(Address of principal executive offices, including zip code)

(321) 308-1300

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On April 16, 2008, AuthenTec, Inc. (“AuthenTec” or the “Company”) announced acquisition of the software assets of EzValidation, formerly a California-based provider of fingerprint sensor authentication and user interface software. This asset purchase is being recorded as in-process R&D and will be dilutive to AuthenTec’s first quarter earnings per share by $0.01 per share. However, first quarter non-GAAP earnings per share are still expected to be in a range of $0.01 to $0.02, per the guidance provided by the Company on February 4, 2008. A copy of this press release in attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits

d) Exhibits:

99.1 Press Release dated April 16, 2008, regarding financial results.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUTHENTEC, INC.

Date: April 16, 2008	By:	/s/ Frederick R. Jorgenson
Frederick R. Jorgenson
Vice President - General Counsel

Exhibit Index

Exhibit No.	Description
EX-99.1	Press release